Exhibit 4
                                AGREEMENT OF SALE

                            DATED SEPTEMBER 25, 1996

                                     BETWEEN

                                CHILDROBICS, INC.

a corporation existing under and by virtue of the laws the State of New York (hereinafter referred to as the "Seller"), with its principal office at 200 Smith Street, Farmingdale, New York 11735,

                                       AND
                           EXPRESS VENDING CORPORATION

a corporation existing under and by virtue of the laws the State of New Jersey, (hereinafter referred to as the "Purchaser"), 120 Broadway, Suite 3660, New York, New York 10271, to be owned in whole or in part by a publicly traded company to be identified after the Closing, (hereinafter referred to as the "Parent").

1. Agreement To Sell Upon the terms and conditions hereinafter set forth and on the Closing Date (as hereinafter defined), Seller agrees to sell, transfer and deliver to Purchaser, and Purchaser agrees to purchase, upon the terms and conditions hereinafter set forth, One Hundred Percent (100%) of the issued and outstanding shares (the "Shares") of FUN STATION USA OF LYNBROOK, INC., a corporation existing under and by virtue of the laws the State of New York (hereinafter referred to as the "Company").

2. The Assets Of The Company It is the understanding of the parties that the Seller is representing that the assets of the Company (the "Assets") are as follows:
         (a) the inventory of merchandise, parts and supplies described in Exhibit A-1 hereto (the "Merchandise");
         (b) the equipment described in Exhibit A-2 hereto (the "Equipment");

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         (c) the furniture, fixtures and improvements described in Exhibit A-3 hereto (the"Improvements");
         (d) the lease described in Exhibit A-4 hereto (the "Lease");
         (e) the contracts and agreements described in Exhibit A-5 hereto
(the "Contracts");
         (f) the accounts receivable as described an listed in Exhibit A-6 hereto (the "Accounts Receivable");
         (g) the cash accounts including but not limited to bank, brokerage, trust and escrow accounts, as listed in Exhibit A-7;
         (h) the books and records solely related to the Company;
         (i) all right, title and interest of Seller in the name FUN
             STATION, inclusive of any dba's, trademarks and/or any variants or other registrations thereof (the "Names") to the extent owned by the Company; and
         (j) any and all security deposits or down payments in connection with, including but not limited to, all leases, contracts and purchases.

3. The Liabilities of the Company It is the understanding of the parties that the Seller is representing that the liabilities of the Company (the "Liabilities") are as follows:
         (a) the existing secured and other debt described in Exhibit B-1 attached hereto (the "Existing Secured and Other Debt");
         (b) the accrued federal and state taxes as listed in Exhibit B-2 attached hereto (the "Accrued Federal and State Taxes");
         (c) the litigation described in Exhibit B-3 hereto (the "Litigation");
         (d) the medical claims described in Exhibit B-4 (the "Medical Claims");
         (e) the accrued payroll taxes as listed in Exhibit B-5 attached hereto (the "Accrued
                  Payroll Taxes");
         (f) the accrued vacation pay as listed in Exhibit B-6 attached hereto (the "Accrued Vacation Pay");
         (g) the workman's compensation claims described in Exhibit B-7 (the "Workman's Compensation Claims");
         (h) the unemployment claims described in Exhibit B-8 (the
"Unemployment Claims"); and

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         (i)  the purchase money agreements, installment agreements or service contracts described in Exhibit B-9 attached hereto (the "Agreements and Contracts").

4. Purchase Price The purchase price to be paid by Purchaser to Seller for the Shares is Three Hundred Twenty-Five Thousand Dollars ($325,000.00) payable as follows:

         (a) Five Thousand Dollars ($5,000.00) to be paid by Purchaser to Seller on September 25, 1996, the execution date of this Agreement;
         (b) Forty-Five Thousand Dollars ($45,000.00) at the Closing (as hereinafter defined);
         (c) One Hundred Thousand Dollars ($100,000.00) evidenced by a promissory note as provided in Exhibit C attached hereto (the "Note") with interest payable monthly at the rate of Twelve Percent (12%) per annum and fully payable two (2) years from the Closing. The Note shall be secured by the assets of the Company, which shall be evidenced by a security agreement executed by the Company in favor of the Seller at the Closing in the form of Exhibit D attached hereto (the "Security Agreement"). In the event Seller desires to sell, transfer, pledge or assign the Note then Seller shall obtain Purchasers consent, which consent shall not be reasonably withheld. Purchaser hereby consents to any such assignment by the Seller to Firestone Capital or its affiliates and agrees to execute such documents, which shall contain no additional guarantees, as may be requested in connection with such assignment;
         (d) One Hundred Fifty Thousand Dollars ($150,000.00) by the assumption of existing debt including but not limited to accounts payable, notes payable, loans payable, liens, judgements, financing agreements or sales taxes payable of the Company, including obligations with respect to the Lease. Any amount in excess of the agreed $150,000.00 assumption of debt and the actual amount of existing debt at the time of the Closing will be deducted from the Note, as set forth in
              Section 4(c) and if such excess is greater than the amount of the Note, as provided in Section

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              4(c), shall be deducted from the amount of cash or stock payable pursuant to Section 4(e); and
         (e) Either One Hundred Thousand Dollars ($100,000.00) by the delivery of Twenty Five Thousand (25,000) Shares of restricted common stock of the Parent (the "Parent Stock"), or Twenty Five Thousand Dollars ($25,000.00) at the sole discretion of the Purchaser, due within six (6) months after the date of Closing, however, if the Parent is not a public company within six (6) months after the date of Closing, the Purchaser shall be required to deliver Twenty Five Thousand Dollars ($25,000). All parties to this agreement acknowledge that the current value of the stock is substantially less and possibly of minor value.
              (i) In the event that the Purchaser elects or has elected to deliver stock and the Parent Stock has a closing bid price of less than Four Dollars ($4.00) per share on the date on which the Seller is first able to sell the Parent Stock either pursuant to an effective registration statement covering the sale of the Parent Stock by the Purchaser or pursuant to an exemption from registration, the Purchaser agrees to adjust the number of restricted shares issued by the Parent by issuing such additional shares to the Purchaser such that value of the shares of Parent
                   Stock issued to the Purchaser by the Parent pursuant to this Agreement shall be equal to One Hundred
                   Thousand Dollars ($100,000.00), calculated by using the average closing bid price of the shares in the primary public marketplace as reported by a reputable reporting service for the

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                   thirty (30) trading days prior to such date
                   multiplied by the number of shares of Parent Stock issued to the Purchaser.
              (ii) The Parent  agrees to grant "piggy back" registration rights on all shares of Parent Stock issued to Seller, pursuant to Paragraph 4(e) hereof, on all registration statements filed by the Parent after the date of issuance of restricted common stock by Parent to Seller (the "Stock Transfer
                   Date"), other than on Form S-8. The Seller understands that the inclusion of the shares in any registered offering of the Parent securities is subject to the underwriters approval, however Seller shall be allowed to register, subject to underwriters approval, a pro rata amount of all shares registered in such underwritten public offering by any selling shareholders.
              (iii)The Seller further agrees, that in the event the
                   Seller's shares of the Parent Stock are included in a registered offering of the Parent, then the Purchaser agrees to pay all expenses incurred by reason of the registration of Seller's shares of the Parent Stock, underwriting fees, commissions and discounts, on a pro rata share basis.
              (iv) In the event that, within a period of two (2) years from the
                   Stock Transfer Date, the sale of the shares of the Parent Stock owned by the Seller have not been included in any registration statement filed by the Parent, then the Parent agrees to file, on the second year anniversary of the Stock Transfer Date, subject to underwriters approval, a registration statement with the Securities and Exchange Commission covering the sale of the Parent Stock owned by the Seller and to use its best efforts to have such

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                   registration statement declared effective.


5. Sales Tax If any sales tax becomes payable at or subsequent to the Closing in connection with the transfer of any of the Shares hereunder, Purchaser shall pay the same and shall indemnify and hold Seller harmless from and against any and all liability in connection therewith. This provision shall survive the Closing.

6. Waiver of Bulk Transfer Requirements The parties waive compliance with the bulk transfer provisions of the Uniform Commercial Code which may be applicable to this transaction. Seller agrees to indemnify Purchaser against all claims made by the creditors of Seller as result of such waiver.

7. Use of Purchase Price to Pay Encumbrances If there is any lien or encumbrance affecting ownership of the Shares, which the Seller is obligated to pay and discharge at or after the Closing, Seller may use any portion of the balance of the purchase price to discharge it, or Seller may allow to the Purchaser the amount thereof as a credit at the Closing.

8. Acceptable Funds All money payable under this agreement, unless otherwise specified, shall be paid either:
         (a) in cash, but not more than $1,000 shall be paid in cash;
         (b) by good certified check of Purchaser, or official check of any bank, savings bank, trust company, or savings and loan association which is a member of the New York Clearing House, payable to the direct order of Seller; or
         (c) by wire transfer; or
         (d) by attorney's escrow check; or
         (e) as otherwise agreed to by the parties or their attorneys.

9. The Closing The "Closing" means the settlement of the obligations of Seller and Purchaser to each other under this Agreement, including the payment of the purchase price to Seller as provided

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in Paragraph 4 hereof and the delivery of the Closing documents provided for in
Paragraph 10 hereof. The Closing shall be held at the Law Office of Steven A. Sanders, P.C., 120 Broadway, Suite 3660, New York, New York 10271 on or about September 25, 1996 (the "Closing Date").

10.   Closing Documents   At the Closing Seller shall execute and/or deliver to
Purchaser:
         (a) the Shares of the Company;
         (b) all documents associated with the Company; any lease, bills, vouchers, records showing the ownership of the furniture, furnishings, equipment, other property used in the operation of the Company; all other books of account, records and contracts of the Company;
         (c) such other instruments as may be necessary or proper to transfer to Purchaser all other ownership interests in the Company to be purchased under this Agreement;
         (d) unaudited financial statements for the Company as at June 30, 1996, which the Seller represents and warrants as accurately reflecting the Company's financial position as at June 30, 1996 and which shall provide an amount representing the Company's assets and liabilities, which the Seller warrants that the differential between the unaudited representations of the assets and liabilities will not differ greater than fifteen percent (15%) from the amount representing the Company's assets and liabilities differential contained in the audited financial statements that will be prepared by the Company's present Certified Public Accountants at or after the Closing, at the expense of the Purchaser, which shall not exceed $5,000. Any amount in excess of the agreed $5,000.00 will be adjusted to the Note, as set forth in Section 4(c);
         (e) certified copies of resolutions duly adopted by the Board of Directors of Seller authorizing the sale of 100% of the Shares of the Company and the performance by Seller of its obligations hereunder; and
         (f) resignations of all officers and directors of the Company.

11.  At the Closing Purchaser shall execute and deliver to Seller:
         (a) the Note (Exhibit C);

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         (b) the Security Agreement (Exhibit D);
         (c) certified copies of resolutions duly adopted by the Board of Directors of Purchaser authorizing the purchase of the Company's Shares and the performance by Purchaser of its obligations hereunder; and
         (d) an agreement with Group Coin, Inc. (Exhibit E) in the form attached as Exhibit E.

12. Closing Adjustments Adjustments shall be set forth in Exhibit G and apportioned as set forth in Exhibit G-1. Any errors or omissions in computing apportionment's shall be corrected after the Closing. This provision shall survive the Closing and shall be adjusted from the Note, as set forth in Section 4(c) and if such excess is greater than the amount of the Note, as provided in
Section 4(c), shall be adjusted from the amount of cash or stock payable pursuant to Section 4(e). At the Closing date, the Company shall have no indebtedness payable, except as set forth in Paragraph 3.

13.  Representations And Warranties Of Seller   Seller represents and warrants
to Purchaser as follows:
         (a) Seller has full power and authority to carry out and perform its undertakings and obligations as provided herein;
         (b) No action, approval, consent or authorization of any governmental authority is necessary for Seller to consummate the transactions contemplated hereby;
         (c) The Company is a duly organized corporation since January 24, 1995, under the laws of the State of New York and is validly existing and in good standing and is not required to qualify for business in any other state;
         (d) The Company is the owner of all of the Assets enumerated in Paragraph 2 hereof, free of all liens, claims and encumbrances, except as set forth in Paragraph 3;
         (e) There are no material violations or allegations of violations of any material law or governmental rule or regulation pending against the Company;
         (f) There are no judgments, liens, suits, actions or proceedings, contemplated or, to the knowledge of the Company, pending against the Company, except as set forth in Judgment, Liens, Suits, Actions and Proceedings (Exhibit F) annexed hereto;

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         (g) The Company has not entered into, and is not subject to, any:
             (i) written contract or agreement for the employment of any employee of the Company;
             (ii)  contract with any labor union or guild;
             (iii) pension, profit sharing, retirement, bonus, insurance, or similar plan with respect to any employee of the Company; or
             (iv) similar contract or agreement affecting or relating to the Company;
         (h) The Company has not entered into, and is not subject to, any contract, agreement or obligation which would materially effect this Transaction;
         (i) This Agreement does not place the Company in breach of any existing contract, agreement or obligation;
         (h) The Lease is in full force and effect and without any default by the Seller thereunder, except as set forth on Exhibit F.
             All copies of the Lease provided by Company to Purchaser are true and complete copies of the original Lease as annexed hereto on Exhibit A-4 hereto;
         (i) The Contracts as itemized in Contracts Exhibit A-5 annexed hereto, are in full force and effect and without any default by the Seller thereunder, except as set forth on Exhibit F.
             All copies of the Contracts provided by Seller to Purchaser are true and complete copies of the original Contracts as annexed as Exhibit A-5 hereto;
         (j) The Company has filed all federal, state and local tax returns that it is required to file by the date hereof and paid all taxes due in said returns, except as set forth on Exhibit F; and
         (k) The Company is in compliance with all applicable environmental laws.

14.  Representations And Warranties Of Purchaser   Purchaser represents and
     warrants to Seller as follows:
         (a) Purchaser is a corporation duly organized under the laws of the State of New Jersey, and is validly existing and in good standing. Purchaser has full power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement.

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         (b) The execution and delivery by Purchaser of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of Purchaser and all other necessary corporate action of Purchaser will not conflict with or breach any provision of its Articles of Incorporation or By Laws. This Agreement constitutes the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms;
         (c) No action, approval, consent or authorization of any governmental authority is necessary for Purchaser to consummate the transactions contemplated hereby;
         (d) There are no judgments, liens, suits, actions or proceedings pending or, to the best of Purchaser's knowledge, threatened against Purchaser or its property.

15. No Other Representations Purchaser and Seller acknowledges that neither has nor any representative or agent of either party has made any representation or warranty (express or implied) regarding any matter or thing affecting or relating to this Agreement, except as specifically set forth in this Agreement. Purchaser has inspected the Assets. Purchaser agrees to take the Assets "as is" and in their present condition, subject to reasonable use, wear, tear and deterioration between now and the Closing date.

16. Conduct Of The Business   Seller, until the Closing, shall:
         (a) conduct the business of the Company in the normal, useful and regular manner;
         (b) use its best efforts to preserve the business and the goodwill of the customers and suppliers of the Company and others having relations with the Company;
         (c) give Purchaser and its duly designated representatives reasonable access to the premises of the Company; and
         (d) shall not sell any of the assets of the Company as set forth in Paragraph 2, nor incur additional debt other than normal operating expenses, beyond those as set forth in Paragraph 3, without the express written consent of the Purchaser or except in the ordinary course of business.

17. Conditions To Closing   The obligations of the parties to close hereunder
are subject to the

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following conditions:
         (a) All of the terms, covenants and conditions are to be complied with or performed by the parties under this Agreement on or before the Closing and that they will continue to be complied with or performed in all material respects, in regards to those representations and warranties that survive the Closing;
         (b) All representations or warranties of the parties herein are true in all material respects as of the day of the Closing;
         (c) On the day of the Closing, there shall be no liens or encumbrances against the Purchased Assets, except as set forth in Paragraph 3;
         (d) If Purchaser shall be entitled to decline to close the transactions contemplated by this Agreement, but Purchaser nevertheless shall elect to close, Purchaser shall be deemed to have waived all claims of any nature arising from the failure of Seller to comply with the conditions or other provisions of this Agreement of which Purchaser shall have actual knowledge at the Closing;
         (e) Obtaining any and all consents required in order to consummate the transaction.

18. Covenant Not To Compete The Seller covenants not to establish, open, be engaged in, nor in any manner whatsoever become interested, directly or indirectly, either as employee, owner, partner, agent, shareholder, director, officer, or otherwise other than a business which is publicly traded in which the Seller and or shareholders in the aggregate own less than one percent (1%) of the outstanding stock, in any business, trade or occupation similar to the business sold hereunder, for a period of two years from the Closing date, without the expressed written consent of the Purchaser, within a fifteen (15) mile radius of the Company's present operational location.

19. Brokerage The parties hereto represent and warrant to each other that they have not dealt with any broker or finder in connection with this Agreement or the transactions contemplated hereby, and no broker or any other person is entitled to receive any brokerage commission, finder's fee or similar compensation in connection with this Agreement or the transactions contemplated

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hereby. Each of the parties shall indemnify and hold the other parties harmless from and against all liability, claim, loss, damage or expense, including reasonable attorneys' fees, pertaining to any broker, finder or other person with whom such party has dealt. The provisions of this paragraph shall survive the Closing.

20. Assignment Purchaser shall not assign this Agreement without the prior written consent of Seller in each instance, which consent shall not be unreasonably withheld. Any attempted assignment without Seller' consent shall be null and void.

21. Arbitration Any dispute or controversy arising among the parties hereto regarding any term, covenant or condition of this Agreement or the breach thereof (other than a dispute arising from failure to pay indebtedness under the Note (Exhibit C) or the Security Agreement (Exhibit D) annexed hereto shall, upon written demand of any party hereto, be submitted to and determined by arbitration in accordance with the rules of the American Arbitration Association, in the following manner: Each party to the dispute shall appoint an arbitrator within five (5) days of the notice of arbitration and the arbitrators shall meet within ten (10) days and if they cannot come to a determination, then they shall appoint unanimously an impartial arbitrator (in the event that they cannot agree, they shall submit a request to the Supreme Court of the State of New York, County of New York to appoint an impartial arbitrator) and the group of arbitrator shall meet and determine. Any award or decision rendered shall be made by means of a written opinion explaining the arbitrators' reasons for the award or decision, and the award or decision shall be final and binding upon the parties hereto. The arbitrators may not amend or vary any provision of this Agreement. Judgment upon the award or decision rendered by the arbitrators may be entered in any court of competent jurisdiction. The arbitrator shall apply the law of the State of New York.

22. Notices Any notice or demand required or permitted to be made or given hereunder shall be deemed sufficiently given or made if given by personal service or by certified or registered mail, return receipt requested, addressed, if to Seller or Purchaser, at Seller's address first above written, or if to Purchaser, at Purchaser's address first above written. Either party may change its address

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by like notice to the other party. Copies of all such notices, demands and other communications simultaneously shall be given in the aforesaid manner.

To Seller's Attorneys:    Squadron, Ellenoff, Plesent, Sheinfeld  and Sorkin
                          Attorneys at Law
                          551 Fifth Avenue
                          New York, New York 10176
                          Attention:  Josef B. Volman, Esq.

To Purchaser's Attorney:  The Law Office of Steven A. Sanders, P.C.
                          120 Broadway, Suite 3660
                          New York, New York  10271
                          Attention:  Steven A. Sanders, Esq.

23. Representations to Survive the Closing by the Seller The representations and warranties of the Seller set forth in or made pursuant to this Agreement or any other agreement entered into in connection herewith will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Seller or controlling person and will survive the Closing for a period of twenty-four (24) months from the day of the Closing.

24. Indemnification by the Purchaser The Purchaser agrees to indemnify and hold harmless the Seller from and against any liability, damage, cost or expense, including reasonable attorney's fees inured as a result of breach by the Purchaser of any material representation, warranty, agreement or covenant of the Purchaser hereunder or contained in any agreement executed in connection herewith.

25. Indemnification by the Seller The Seller agrees to indemnify and hold harmless the Purchaser from and against any liability, damage, cost or expense, including reasonable attorney's fees inured as a result of breach by the Seller of any material representation, warranty, agreement or covenant

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of the Seller hereunder.

26. Counterparts This Agreement may be executed in counterparts all of which, taken together, shall constitute a single Agreement between the parties to such counterparts.

27. Entire Agreement This Agreement contains all of the terms agreed upon between Seller and Purchaser with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

28. Changes Must Be In Writing This Agreement may not be altered, amended, changed, modified, waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound.

29. Governing Law This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof.

30. Binding Effect This Agreement shall not be considered an offer or an acceptance of an offer by Seller, and shall not be binding upon Seller until executed and delivered by both Seller and Purchaser. Upon such execution and delivery, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the 25th day of September 1996.

SELLER:

CHILDROBICS, INC.




/s/ Salvatore Casaccio
-----------------------
President




PURCHASER:

EXPRESS VENDING CORP.




/s/ William Gaherty
-----------------------
President



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                                INDEX OF EXHIBITS


EXHIBIT             TITLE

A - 1           Merchandise
A - 2           Equipment
A - 3           Improvements
A - 4           Lease
A - 5           Contracts
A - 6           Accounts Receivable
A - 7           Cash Accounts

B - 1           Existing Secured and Other Debt
B - 2           Accrued Federal and State Taxes
B - 3           Litigation
B - 4           Medical Claims
B - 5           Accrued Payroll Taxes
B - 6           Accrued Vacation Pay
B - 7           Workman's Compensation Claims
B - 8           Unemployment Claims
B - 9           Agreements and Contracts

C               Note

D               Security Agreement

E               Group Coin, Inc. Agreement

F               Judgments and Liens

G               Adjustments


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